Exhibit 99.2

Unaudited Pro Forma Condensed Combined Financial Statements of Prologis, Inc. and Prologis, L.P. as of September 30, 2022, for the nine months ended September 30, 2022 and for the year ended December  31, 2021

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

On June 11, 2022, Prologis, Inc., Prologis, L.P. (“Prologis OP” and, together with Prologis, Inc., “Prologis,” “we,” “our” or “us”), Compton Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Prologis, Inc. (“Prologis Merger Sub”) and Compton Merger Sub OP LLC, a Delaware limited liability company and wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub”) entered into an Agreement and Plan of Merger (the “merger agreement”) with Duke Realty Corporation, an Indiana corporation (“Duke Realty”), and Duke Realty Limited Partnership, an Indiana limited partnership (“Duke Realty OP”). On October 3, 2022, the merger agreement was consummated, and subject to the terms and conditions set forth therein: (i) Duke Realty merged with and into Prologis Merger Sub, with Prologis Merger Sub continuing as the surviving entity and a wholly owned subsidiary of Prologis, Inc. (the “company merger”); (ii) thereafter, Prologis, Inc. caused all of the outstanding equity interests of Prologis Merger Sub to be contributed to Prologis OP in exchange for the issuance by Prologis OP of Prologis OP common units to Prologis, Inc. and/or its subsidiaries as directed by Prologis, Inc.; and (iii) thereafter, Prologis OP Merger Sub merged with and into Duke Realty OP, with Duke Realty OP surviving the merger and becoming a wholly owned subsidiary of Prologis OP (the “partnership merger” and, together with the company merger, the “mergers”).

Under the terms of the merger agreement, at the effective time of the company merger, each issued and outstanding share of common stock, par value $0.01 per share, of Duke Realty (“Duke Realty common stock”), as of immediately prior to the company merger was automatically converted into the right to receive 0.475 of a newly issued share of common stock, par value $0.01 per share, of Prologis, Inc. (“Prologis common stock”), without interest, plus the right, if any, to receive cash in lieu of fractional shares of Prologis common stock into which such shares of Duke Realty common stock would have been converted pursuant to the merger agreement. At the effective time of the partnership merger, each issued and outstanding common unit of Duke Realty OP as of immediately prior to the partnership merger was converted into 0.475 of a newly issued common unit of Prologis OP. The 0.475 exchange ratio was fixed and was not adjusted to reflect changes in the stock prices of Prologis common stock or Duke Realty common stock prior to closing. Changes in the price of Prologis common stock prior to the mergers affected the market value of the merger consideration that Duke Realty shareholders and Duke Realty OP unitholders were entitled to receive upon the closing of the mergers.

On October 3, 2022, we acquired Duke Realty and Duke Realty OP for approximately $23 billion through the issuance of equity based on the value of the Prologis, Inc. common stock issued using the closing price on September 30, 2022 and the assumption of debt.

After consideration of all applicable factors pursuant to the business combination accounting rules, we accounted for the mergers as an asset acquisition under United States Generally Accepted Accounting Principles and as a result the transaction costs will be capitalized to the basis of the acquired properties.

Description of Presentation

Prologis, Inc. is a real estate investment trust (a “REIT”) and the general partner of Prologis OP. We operate Prologis, Inc. and Prologis OP as one enterprise. The management of Prologis, Inc. consists of the same members as the management of Prologis OP. As sole general partner, Prologis, Inc. has control of Prologis OP through complete responsibility and discretion in the day-to-day management and therefore, consolidates Prologis OP for financial reporting purposes. Because the only significant asset of Prologis, Inc. is its investment in Prologis OP, the assets and liabilities of Prologis, Inc. and Prologis OP are the same on their respective financial statements. Prologis OP holds substantially all the assets of the business, directly or indirectly.

The presentation of noncontrolling interests, stockholders’ equity and partners’ capital are the main areas of difference between the consolidated financial statements of Prologis, Inc. and those of Prologis OP. The differences in the presentations between stockholders’ equity and partners’ capital result from the differences in the equity and capital issuances in Prologis, Inc. and Prologis OP. Unless otherwise indicated the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements apply to both Prologis, Inc. and Prologis OP.

Pro Forma Information

The following Unaudited Pro Forma Condensed Combined Financial Statements combine the historical consolidated financial statements of Prologis and Duke Realty, including Pro Forma Balance Sheets and Statements of Income, which we refer to as the “Pro Forma Financial Statements”.

The accompanying Pro Forma Balance Sheets at September 30, 2022 have been prepared as if the mergers had occurred as of September 30, 2022. The accompanying Pro Forma Statements of Income for the nine months ended September 30, 2022 and the year ended December 31, 2021 have been prepared as if the mergers had occurred as of January 1, 2021.

During the period from January 1, 2021 to September 30, 2022, Prologis and Duke Realty acquired and disposed of various real estate assets. None of the assets acquired and disposed of by the respective companies during this period, individually or in the aggregate, or acquisitions and dispositions considered probable of closing as of the date of the Pro Forma Financial Statements, exceeded the significance level that requires the presentation of pro forma financial information pursuant to Regulation S-X, Article 11. As such, the following Pro Forma Statements of Income for the nine months ended September 30, 2022 and the year ended December 31, 2021 do not include pro forma adjustments to present the impact of these insignificant acquisitions and dispositions as if they occurred on January 1, 2021.

Pro forma adjustments, and the assumptions on which they are based, are described in the accompanying Notes to Pro Forma Financial Statements, which are referred to in this section as the accompanying notes.

The pro forma adjustments and the purchase price allocation as presented are based on estimates and certain information that is currently available. Under acquisition accounting, the total cost or total consideration exchanged is allocated to the real estate properties and related lease intangibles on a relative fair value basis. All other assets acquired and liabilities assumed, including debt, and real estate assets that we do not intend to operate long-term are recorded at fair value. The total consideration and assignment of fair values to Duke Realty’s assets and liabilities has not been finalized and is subject to change and the actual amounts could vary from the Pro Forma Financial Statements.

The Pro Forma Financial Statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”). All significant adjustments that can be factually supported, are directly attributable to the mergers and are expected to have a continuing impact within the SEC regulations covering the preparation of the Pro Forma Financial Statements, have been made. The Pro Forma Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the combined operating results or financial position that would have occurred if such transactions had been consummated on the dates and in accordance with the assumptions described herein, nor are they necessarily indicative of future operating results or financial position. We expect that the mergers will create significant corporate general and administrative as well as property operating cost savings. There can be no assurance that we will be successful in achieving these anticipated cost savings. Therefore, the Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

You are urged to read the Pro Forma Financial Statements below together with Prologis’ and Duke Realty’s publicly available historical consolidated financial statements and accompanying notes.

Merger Consideration

For purposes of the Pro Forma Financial Statements, Prologis has assumed a total purchase price of $23.2 billion through the issuance of equity based on the value of Prologis common stock and units issued of $18.8 billion, the assumption of debt of $4.2 billion and transaction costs. The aggregate equity consideration consists of shares of Prologis common stock and Prologis OP common units issued in exchange for shares of Duke Realty common stock and Duke Realty OP common units and is calculated as follows (in millions, except price per share/unit):

Number of shares of Prologis common stock and Prologis OP common units issued upon conversion of shares of Duke Realty common stock and Duke Realty OP common units at September 30, 2022 (1)	184.80
Multiplied by price of Prologis common stock on September 30, 2022 (2)	$101.60

Estimated fair value of shares of Prologis common stock and Prologis OP common units to be issued	$18,776
Estimated transaction costs (3)	240

Estimated aggregate consideration	$19,016

(1)

Duke Realty shareholders and Duke Realty OP unitholders received 0.475 of a newly issued share of Prologis common stock or 0.475 of a newly issued Prologis OP common unit, respectively, for each share of Duke Realty common stock or Duke Realty OP common unit, respectively, that they owned as of immediately prior to the consummation of the mergers.

(2)

Pursuant to accounting rules, the purchase price was based on the price of the Prologis common stock on September 30, 2022, with the consummation of the mergers before the market opened on October 3, 2022.

(3)

For purposes of the Pro Forma Financial Statements, estimated transaction costs for the mergers include the direct costs incurred to acquire the real estate assets. These costs were capitalized by Prologis. Termination and severance costs for the acceleration of unvested Duke Realty equity awards and Duke Realty OP LTIP units under Duke Realty’s equity incentive plans that were fully vested at closing are included in the estimated fair value of Prologis common stock and Prologis OP common units to be issued.

The Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

September 30, 2022

(In thousands)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
ASSETS
Investments in real estate properties	$55,954,870	$12,194,182	$12,069,774	(B	)	$80,218,826
Less accumulated depreciation	8,558,576	1,865,947	(1,865,947)	(C	)	8,558,576

Net investments in real estate properties	47,396,294	10,328,235	13,935,721			71,660,250
Investments in and advances to unconsolidated entities	8,659,129	209,939	373,933	(D	)	9,243,001
Assets held for sale or contribution	614,356	—	—	(E	)	614,356

Net investments in real estate	56,669,779	10,538,174	14,309,654			81,517,607
Cash and cash equivalents	636,282	93,621	—			729,903
Other assets	3,639,468	954,840	169,750	(F	)	4,764,058

Total assets	$60,945,529	$11,586,635	$14,479,404			$87,011,568

LIABILITIES AND EQUITY
Liabilities:
Debt	$18,139,299	$4,633,393	$(455,521)	(G	)	$22,317,171
Accounts payable and accrued expenses	1,318,378	281,938	—			1,600,316
Other liabilities	1,881,531	379,582	2,208,666	(H	)	4,469,779

Total liabilities	21,339,208	5,294,913	1,753,145			28,387,266

Equity:
Stockholders’ equity:
Series Q preferred shares	63,948	—	—			63,948
Common stock	7,404	3,850	(2,023)	(I	)	9,231
Additional paid-in capital	35,606,319	6,266,959	12,526,594	(I	)	54,399,872
Accumulated other comprehensive loss	(71,626)	(25,343)	25,343	(I	)	(71,626)
Distributions in excess of net earnings	(312,945)	(53,683)	53,683	(I	)	(312,945)

Total stockholders’ equity	35,293,100	6,191,783	12,603,597			54,088,480
Noncontrolling interests	3,323,541	4,385	(1,945)	(J	)	3,325,981
Limited partnership unitholders	989,680	95,554	124,607	(I	)	1,209,841

Total equity	39,606,321	6,291,722	12,726,259			58,624,302

Total liabilities and equity	$60,945,529	$11,586,635	$14,479,404			$87,011,568

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the nine months ended September 30, 2022

(In thousands, except per share data)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
Revenues:
Rental	$3,322,159	$866,824	$243,909	(K	)	$4,432,892
Strategic capital	884,916	3,602	—			888,518
Development management and other	15,025	1,521	—			16,546

Total revenues	4,222,100	871,947	243,909			5,337,956

Expenses:
Rental	830,846	227,614	—	(L	)	1,058,460
Strategic capital	239,418	3,277	—			242,695
General and administrative	245,663	174,744	—	(L	)	420,407
Depreciation and amortization	1,200,410	285,409	261,205	(M	)	1,747,024
Other	28,214	2,966	—			31,180

Total expenses	2,544,551	694,010	261,205			3,499,766

Operating income before gains on real estate transactions, net	1,677,549	177,937	(17,296)			1,838,190
Gains on dispositions of development properties and land, net	390,686	3,117	—			393,803
Gains on other dispositions of investments in real estate, net	585,854	242,637	—			828,491

Operating income	2,654,089	423,691	(17,296)			3,060,484

Other income (expense):
Earnings from unconsolidated entities, net	241,481	13,900	(8,150)	(N	)	247,231
Interest expense	(188,241)	(62,113)	(23,317)	(O	)	(273,671)
Foreign currency and derivative gains and interest and other income, net	364,623	2,816	—			367,439
Losses on early extinguishment of debt, net	(18,895)	(21,948)	—			(40,843)

Total other income (expense)	398,968	(67,345)	(31,467)			300,156

Earnings before income taxes	3,053,057	356,346	(48,763)			3,360,640
Total income tax expense	(117,725)	(7,371)	—			(125,096)

Consolidated net earnings	2,935,332	348,975	(48,763)			3,235,544
Less net earnings attributable to noncontrolling interests	157,690	3,826	(462)	(P	)	161,054

Net earnings attributable to controlling interests	2,777,642	345,149	(48,301)			3,074,490
Less preferred stock dividends	4,600	—	—			4,600

Net earnings attributable to common stockholders	$2,773,042	$345,149	$(48,301)			$3,069,890

Weighted average common shares outstanding – Basic	740,585	384,066				923,246	(Q	)

Weighted average common shares outstanding – Diluted	766,019	389,539				950,820	(Q	)

Net earnings per share attributable to common stockholders – Basic	$3.74	$0.90				$3.33

Net earnings per share attributable to common stockholders – Diluted	$3.72	$0.90				$3.32

PROLOGIS, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the year ended December 31, 2021

(In thousands, except per share data)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
Revenues:
Rental	$4,147,994	$1,096,635	$401,181	(K	)	$5,645,810
Strategic capital	590,750	3,206	—			593,956
Development management and other	20,696	6,082	—			26,778

Total revenues	4,759,440	1,105,923	401,181			6,266,544

Expenses:
Rental	1,041,316	320,566	—	(L	)	1,361,882
Strategic capital	207,171	2,399	—			209,570
General and administrative	293,167	69,554	—	(L	)	362,721
Depreciation and amortization	1,577,942	362,148	441,077	(M	)	2,381,167
Other	22,435	7,424	—			29,859

Total expenses	3,142,031	762,091	441,077			4,345,199

Operating income before gains on real estate transactions, net	1,617,409	343,832	(39,896)			1,921,345
Gains on dispositions of development properties and land, net	817,017	12,917	—			829,934
Gains on other dispositions of investments in real estate, net	772,570	585,685	—			1,358,255

Operating income	3,206,996	942,434	(39,896)			4,109,534

Other income (expense):
Earnings from unconsolidated entities, net	404,255	32,804	(13,062)	(N	)	423,997
Interest expense	(266,228)	(84,843)	(32,639)	(O	)	(383,710)
Foreign currency and derivative gains and interest and other income, net	165,278	7,673	—			172,951
Losses on early extinguishment of debt, net	(187,453)	(17,901)	—			(205,354)

Total other income (expense)	115,852	(62,267)	(45,701)			7,884

Earnings before income taxes	3,322,848	880,167	(85,597)			4,117,418
Total income tax expense	(174,258)	(18,549)	—			(192,807)

Consolidated net earnings	3,148,590	861,618	(85,597)			3,924,611
Less net earnings attributable to noncontrolling interests	208,867	8,723	(854)	(P	)	216,736

Net earnings attributable to controlling interests	2,939,723	852,895	(84,743)			3,707,875
Less preferred stock dividends	6,152	—	—			6,152

Net earnings attributable to common stockholders	$2,933,571	$852,895	$(84,743)			$3,701,723

Weighted average common shares outstanding – Basic	739,363	377,673				922,024	(Q	)

Weighted average common shares outstanding – Diluted	764,762	383,476				949,563	(Q	)

Net earnings per share attributable to common stockholders –Basic	$3.97	$2.25				$4.01

Net earnings per share attributable to common stockholders – Diluted	$3.94	$2.25				$3.99

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

September 30, 2022

(In thousands)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
ASSETS
Investments in real estate properties	$55,954,870	$12,194,182	$12,069,774	(B	)	$80,218,826
Less accumulated depreciation	8,558,576	1,865,947	(1,865,947)	(C	)	8,558,576

Net investments in real estate properties	47,396,294	10,328,235	13,935,721			71,660,250
Investments in and advances to unconsolidated entities	8,659,129	209,939	373,933	(D	)	9,243,001
Assets held for sale or contribution	614,356	—	—	(E	)	614,356

Net investments in real estate	56,669,779	10,538,174	14,309,654			81,517,607
Cash and cash equivalents	636,282	93,621	—			729,903
Other assets	3,639,468	954,840	169,750	(F	)	4,764,058

Total assets	$60,945,529	$11,586,635	$14,479,404			$87,011,568

LIABILITIES AND CAPITAL
Liabilities:
Debt	$18,139,299	$4,633,393	$(455,521)	(G	)	$22,317,171
Accounts payable and accrued expenses	1,318,378	281,938	—			1,600,316
Other liabilities	1,881,531	379,582	2,208,666	(H	)	4,469,779

Total liabilities	21,339,208	5,294,913	1,753,145			28,387,266

Capital:
Partners’ capital	36,282,780	6,287,337	12,728,204	(I	)	55,298,321
Noncontrolling interests	3,323,541	4,385	(1,945)	(J	)	3,325,981

Total capital	39,606,321	6,291,722	12,726,259			58,624,302

Total liabilities and capital	$60,945,529	$11,586,635	$14,479,404			$87,011,568

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the nine months ended September 30, 2022

(In thousands, except per unit data)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
Revenues:
Rental	$3,322,159	$866,824	$243,909	(K	)	$4,432,892
Strategic capital	884,916	3,602	—			888,518
Development management and other	15,025	1,521	—			16,546

Total revenues	4,222,100	871,947	243,909			5,337,956

Expenses:
Rental	830,846	227,614	—	(L	)	1,058,460
Strategic capital	239,418	3,277	—			242,695
General and administrative	245,663	174,744	—	(L	)	420,407
Depreciation and amortization	1,200,410	285,409	261,205	(M	)	1,747,024
Other	28,214	2,966	—			31,180

Total expenses	2,544,551	694,010	261,205			3,499,766

Operating income before gains on real estate transactions, net	1,677,549	177,937	(17,296)			1,838,190
Gains on dispositions of development properties and land, net	390,686	3,117	—			393,803
Gains on other dispositions of investments in real estate, net	585,854	242,637	—			828,491

Operating income	2,654,089	423,691	(17,296)			3,060,484

Other income (expense):
Earnings from unconsolidated entities, net	241,481	13,900	(8,150)	(N	)	247,231
Interest expense	(188,241)	(62,113)	(23,317)	(O	)	(273,671)
Foreign currency and derivative gains and interest and other income, net	364,623	2,816	—			367,439
Losses on early extinguishment of debt, net	(18,895)	(21,948)	—			(40,843)

Total other income (expense)	398,968	(67,345)	(31,467)			300,156

Earnings before income taxes	3,053,057	356,346	(48,763)			3,360,640
Total income tax expense	(117,725)	(7,371)	—			(125,096)

Consolidated net earnings	2,935,332	348,975	(48,763)			3,235,544
Less net earnings attributable to noncontrolling interests	79,257	269	103	(P	)	79,629

Net earnings attributable to controlling interests	2,856,075	348,706	(48,866)			3,155,915
Less preferred unit distributions	4,600	—	—			4,600

Net earnings attributable to common unitholders	$2,851,475	$348,706	$(48,866)			$3,151,315

Weighted average common units outstanding – Basic	753,515	388,005				938,316	(Q	)

Weighted average common units outstanding – Diluted	766,019	389,539				950,820	(Q	)

Net earnings per unit attributable to common unitholders – Basic	$3.74	$0.90				$3.33

Net earnings per unit attributable to common unitholders – Diluted	$3.72	$0.90				$3.32

PROLOGIS, L.P.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

For the year ended December 31, 2021

(In thousands, except per unit data)

	Historical (A)		Transaction Accounting			Pro Forma
	Prologis	Duke Realty	Adjustments			Combined
Revenues:
Rental	$4,147,994	$1,096,635	$401,181	(K	)	$5,645,810
Strategic capital	590,750	3,206	—			593,956
Development management and other	20,696	6,082	—			26,778

Total revenues	4,759,440	1,105,923	401,181			6,266,544

Expenses:
Rental	1,041,316	320,566	—	(L	)	1,361,882
Strategic capital	207,171	2,399	—			209,570
General and administrative	293,167	69,554	—	(L	)	362,721
Depreciation and amortization	1,577,942	362,148	441,077	(M	)	2,381,167
Other	22,435	7,424	—			29,859

Total expenses	3,142,031	762,091	441,077			4,345,199

Operating income before gains on real estate transactions, net	1,617,409	343,832	(39,896)			1,921,345
Gains on dispositions of development properties and land, net	817,017	12,917	—			829,934
Gains on other dispositions of investments in real estate, net	772,570	585,685	—			1,358,255

Operating income	3,206,996	942,434	(39,896)			4,109,534

Other income (expense):
Earnings from unconsolidated entities, net	404,255	32,804	(13,062)	(N	)	423,997
Interest expense	(266,228)	(84,843)	(32,639)	(O	)	(383,710)
Foreign currency and derivative gains and interest and other income, net	165,278	7,673	—			172,951
Losses on early extinguishment of debt, net	(187,453)	(17,901)	—			(205,354)

Total other income (expense)	115,852	(62,267)	(45,701)			7,884

Earnings before income taxes	3,322,848	880,167	(85,597)			4,117,418
Total income tax expense	(174,258)	(18,549)	—			(192,807)

Consolidated net earnings	3,148,590	861,618	(85,597)			3,924,611
Less net earnings attributable to noncontrolling interests	127,075	369	137	(P	)	127,581

Net earnings attributable to controlling interests	3,021,515	861,249	(85,734)			3,797,030
Less preferred unit distributions	6,152	—	—			6,152

Net earnings attributable to common unitholders	$3,015,363	$861,249	$(85,734)			$3,790,878

Weighted average common units outstanding – Basic	751,973	381,381				936,774	(Q	)

Weighted average common units outstanding – Diluted	764,762	383,476				949,563	(Q	)

Net earnings per unit attributable to common unitholders – Basic	$3.97	$2.25				$4.01

Net earnings per unit attributable to common unitholders – Diluted	$3.94	$2.25				$3.99

Notes to the Pro Forma Financial Statements

(1) Preliminary Purchase Price Allocation

The following allocation of the purchase price of Duke Realty is based on the estimate of the fair value of the tangible and intangible assets and liabilities of Duke Realty at September 30, 2022. The allocation of the purchase price was based on the fair value of such assets and liabilities as of the actual consummation date of the mergers. The final allocation of the purchase price may be different from the estimates used in the Pro Forma Financial Statements.

The purchase price of Duke Realty of $19.0 billion (as calculated in the manner described above) is allocated to the tangible and intangible assets acquired and assumed liabilities based on the following preliminary basis at September 30, 2022 (dollar amounts in thousands):

Investments in real estate properties, net	$24,263,956
Investments in and advances to unconsolidated entities	583,872
Cash and other assets, including lease intangible assets	1,218,211
Debt	(4,177,872)
Accounts payable, accrued expenses and other liabilities, including lease intangible liabilities	(2,870,186)
Noncontrolling interests	(2,440)

Total estimated purchase price, including transaction costs	$19,015,541

(2) Historical Financial Statements

(A)	In order to conform to the current Prologis presentation, we condensed and reclassified certain amounts presented in the historical financial statements of Prologis and Duke Realty.

(3) Duke Realty Transaction Accounting Adjustments

Adjustments for Pro Forma Condensed Combined Balance Sheets:

Unless otherwise indicated, the pro forma adjustments apply to both Prologis, Inc. and Prologis OP.

(B)

Duke Realty’s real estate assets have been adjusted to their estimated fair value at September 30, 2022. We estimated the fair value of each property generally by applying a capitalization rate to the estimated net operating income. As the fair value of the properties acquired exceeded the estimated purchase price, we allocated the excess amount at a property-level based on the relative fair value of the property in comparison to the total portfolio. We determined the capitalization rates that were appropriate by market, based on recent appraisals, transactions or other market data. The fair value of land is generally based on relevant market data, such as a comparison of the subject site to similar parcels that have recently been sold or are currently being offered on the market for sale.

(C)	Duke Realty’s historical accumulated depreciation balance was eliminated.

(D)

Duke Realty’s investments in and advances to unconsolidated entities have been adjusted to their estimated fair value at September 30, 2022. The fair values for the investments were calculated using similar valuation methods as those used for consolidated real estate assets and debt.

(E)

At September 30, 2022, Duke Realty had no properties that were classified as held for sale. Prologis intends to dispose of certain of the acquired real estate assets from Duke Realty. There was no pro forma adjustment made to reflect Prologis’ future intent to sell these properties.

(F)	Adjustments to Duke Realty’s historical balance of other assets are as follows (in thousands):

Elimination of straight-line rent receivable	$(206,742)
Elimination of previously acquired lease intangible assets and goodwill	(440,621)
Elimination of lease right-of-use assets	(71,730)
Elimination of deferred financing costs	(4,946)
Recognition of value of acquired lease intangible assets (1)	818,963
Recognition of value of acquired lease right-of-use assets (2)	74,826

Total	$169,750

(1)

The fair value of acquired lease intangible assets includes leasing commissions, foregone rent and above market leases. We recognize an asset for leasing commissions based on our estimate of the cost to lease space in the applicable markets. Foregone rents include the value of the revenue and recovery of costs foregone during a reasonable lease-up period, as if the space was vacant, in each of the applicable markets. An asset was recognized for acquired leases with in-place rents that are higher than our best estimate of current market rents in each of the applicable markets.

(2)

Duke Realty’s lease right-of-use assets for ground and office space leases, in which Duke Realty is the lessee, were adjusted to their estimated value at September 30, 2022. We estimated the value of each lease by calculating the present value of the future minimum rental payments at September 30, 2022 using Prologis’ weighted average incremental borrowing rate of 5.2%. The weighted average remaining lease term for these leases was forty-four years at September 30, 2022.

(G)

Duke Realty’s debt balances have been adjusted to their estimated fair value at September 30, 2022. Fair value was estimated based on contractual future cash flows discounted using borrowing spreads and market interest rates that would have been available to us for the issuance of debt with similar terms and remaining maturities.

(H)	Adjustments to Duke Realty’s historical balance of other liabilities are as follows (in thousands):

Elimination of deferred revenue	$(50,136)
Elimination of previously acquired lease intangible liabilities	(85,709)
Elimination of lease liabilities	(79,434)
Recognition of value of acquired lease intangible liabilities (1)	2,349,119
Recognition of value of acquired lease liabilities (2)	74,826

Total	$2,208,666

(1)

The fair value of acquired lease intangible liabilities includes a liability for acquired leases with in-place rents that are lower than our best estimate of current market rents in each of the applicable markets.

(2)

Duke Realty’s lease liabilities for ground and office space leases, in which Duke Realty is the lessee, were adjusted to their estimated value at September 30, 2022. We estimated the value of each lease by calculating the present value of the future minimum rental payments at September 30, 2022 using Prologis’ weighted average incremental borrowing rate of 5.2%. The weighted average remaining lease term for these leases was forty-four years at September 30, 2022.

(I)

Adjustments represent the elimination of historical Duke Realty balances and the issuance of Prologis common stock and Prologis OP common units in exchange for shares of Duke Realty common stock and Duke Realty OP common units, respectively, in the mergers. The adjustment for the Duke Realty OP unitholders is based on the Duke Realty OP unitholders’ share of the total net asset pro forma adjustments at September 30, 2022. This adjustment reflected the Duke Realty OP unitholders’ ownership percentage of 1.2% at September 30, 2022.

(J)

The adjustment for noncontrolling interests in the consolidated ventures at September 30, 2022 is based on the noncontrolling interests’ share in the fair value adjustments for real estate and debt as described above.

Adjustments for Pro Forma Condensed Combined Statements of Income:

The pro forma adjustments to the Pro Forma Condensed Combined Statements of Income assume that a purchase price allocation done as of January 1, 2021 was equivalent to amounts assigned based on the estimated purchase price allocation done at September 30, 2022 and reflected in the Pro Forma Condensed Combined Balance Sheets.

(K)

Rental revenue is adjusted to remove Duke Realty’s historical straight-line rent and amortization of the net below market lease intangible liability of $37.0 million and $7.0 million, respectively, for the nine months ended September 30, 2022, and $41.0 million and $4.4 million, respectively, for the year ended December 31, 2021. Rental revenue is further adjusted to recognize acquired leases on a straight-line basis and the amortization of the net below market lease intangible liability of $26.6 million and $261.3 million, respectively, for the nine months ended September 30, 2022, and $56.4 million and $390.2 million, respectively, for the year ended December 31, 2021. For purposes of the above or below market rent adjustments, we estimated a weighted average remaining lease term associated with these leases of five years.

(L)

We expect that the mergers will create significant corporate general and administrative as well as property operating cost savings. There can be no assurance that we will be successful in achieving these anticipated cost savings. Therefore, the Pro Forma Financial Statements included herein do not give effect to any synergies, potential cost reductions or other operating efficiencies that we expect to result from the mergers based on management’s plans or intent after the mergers.

(M)

Depreciation and amortization expense is adjusted to remove $285.4 million and $362.2 million of Duke Realty’s historical depreciation and amortization expense and recognize $546.6 million and $803.3 million of depreciation and amortization expense for the nine months ended September 30, 2022, and the year ended December 31, 2021, respectively. For purposes of this adjustment, we estimated the various components of the real estate acquired and used an estimated average useful life of 30 years for operating properties and an estimated weighted average remaining lease term associated with in-place leases at September 30, 2022 that approximated five years.

(N)

We adjusted Duke Realty’s investment in unconsolidated entities to fair value. As a result, we adjusted the equity in earnings that Duke Realty recognized from these entities to reflect the impact the amortization of these fair value adjustments would have had on earnings from these unconsolidated entities.

(O)

We adjusted Duke Realty’s interest expense based on the fair value of debt. The adjustment to interest expense includes the removal of Duke Realty’s historical interest expense, including amortization of deferred financing costs and debt premiums and discounts, and calculation of interest expense based on the estimated fair value of acquired debt, net of amounts capitalized. The weighted average interest rate associated with the debt at fair value was 4.9% at September 30, 2022 (see note G).

(P)

An adjustment was made to reflect the income allocated to noncontrolling interests in the ventures that Duke Realty consolidates to reflect the impact the amortization of these fair value adjustments would have had on the earnings of the noncontrolling interests or third parties. In addition, an adjustment was made to reflect the Duke Realty OP unitholders’ ownership percentage of 1.2% in all of the pro forma adjustments described above.

(4) Combined Pro Forma Adjustments

(Q)

The unaudited pro forma adjustments to shares or units outstanding used in the calculation of basic earnings per share or unit attributable to common stockholders or unitholders and diluted earnings per share attributable to common stockholders or unitholders, after giving effect to the exchange ratios for the mergers, were as follows (in thousands):

Prologis, Inc.	Nine Months Ended September 30, 2022	Year Ended December 31, 2021
Prologis weighted average common shares outstanding – Basic	740,585	739,363
Shares issued to Duke Realty shareholders – pro forma basis (1)	182,661	182,661

Weighted average common shares outstanding – Basic	923,246	922,024

Prologis weighted average common shares outstanding – Diluted	766,019	764,762
Shares issued to Duke Realty shareholders, including exchange of Duke Realty OP units – pro forma basis (1)	184,801	184,801

Weighted average common shares outstanding – Diluted	950,820	949,563

Prologis, L.P.
Prologis weighted average common units outstanding – Basic	753,515	751,973
Units issued to Duke Realty OP unitholders – pro forma basis (1)	184,801	184,801

Weighted average common units outstanding – Basic	938,316	936,774

Prologis weighted average common units outstanding – Diluted	766,019	764,762
Units issued to Duke Realty OP unitholders – pro forma basis (1)	184,801	184,801

Weighted average common units outstanding – Diluted	950,820	949,563

(1)

The pro forma weighted average shares or units outstanding assumes the issuance of shares of Prologis common stock and Prologis OP common units in connection with the mergers throughout all periods presented.